UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            DIXON TICONDEROGA COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


--------------------------------------------------------------------------------
1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
5)   Total fee paid:


--------------------------------------------------------------------------------
     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

--------------------------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          3)   Filing Party:

--------------------------------------------------------------------------------
          4)   Date Filed:

--------------------------------------------------------------------------------

                  Notice of 2001 Annual Meeting of Stockholders

Fellow Stockholder:

     You are cordially invited to attend the 2001 Dixon Ticonderoga Company Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time on March 9, 2001 at our executive offices at 195 International Parkway, Heathrow, Florida 32746, to:

     (1.) Elect three directors, each for a term of three years;

     (2.) Conduct other business properly brought before the meeting.

     Stockholders of record at the close of business on January 19, 2001 may vote at the meeting.

     Your vote is important. Whether you plan to attend or not, please sign, date, and return the enclosed proxy card in the envelope provided. If you attend the meeting and prefer to vote in person, you may do so.

     I look forward to seeing you at the meeting.


                                        Sincerely yours,



                                        /s/  Gino N. Pala
                                        ----------------------
                                        Gino N. Pala, Chairman
Heathrow, Florida
February 8, 2001

                                 PROXY STATEMENT
                                       for
                            DIXON TICONDEROGA COMPANY
                       2001 Annual Meeting of Stockholders


                                TABLE OF CONTENTS



Notice of Annual Meeting.................................................Cover

Information About the Annual Meeting and Voting..............................1

The Dixon Ticonderoga Company Board of Directors and Executive Officers......3

Audit Committee Report.......................................................5

Dixon Ticonderoga Company Stock Owned by Officers and Director...............8

Persons Owning More than Five Percent of Dixon Ticonderoga Company Stock.....9

Performance Graph...........................................................10

Report of the Compensation Committee on Executive Compensation..............11

Executive Compensation Tables...............................................12

Other Matters...............................................................13

     Section 16(a) Beneficial Ownership Reporting Compliance................13

     Stockholder Proposals for the 2002 Annual Meeting......................13

     Solicitation...........................................................14

     Stockholder List.......................................................14

     Independent Public Accountants.........................................14

Appendix I..................................................................15

                                 PROXY STATEMENT
                                       for
                            DIXON TICONDEROGA COMPANY
                       2001 Annual Meeting of Stockholders



                 INFORMATION ABOUT THE ANNUAL MEETING AND VOTING



General
-------


     We sent you this Proxy Statement and the enclosed proxy card because Dixon Ticonderoga Company's Board of Directors is soliciting your proxy to vote at the 2001 Annual Meeting of Stockholders. This Proxy Statement summarizes the information you need to know to vote intelligently at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

     We will begin sending this Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card on February 8, 2001 to all stockholders entitled to vote. The Company will pay the cost of this proxy solicitation. Stockholders who own Dixon Ticonderoga Company common stock at the close of business on January 19, 2001 are entitled to vote. On this record date, there were 3,168,047 shares of common stock outstanding. We are also sending along with this Proxy Statement, the Company's Annual Report on Form 10-K, which includes our financial statements.


Voting Methods
--------------

     You can vote on matters to come before the meeting in two ways:

     (1.) You can come to the Annual Meeting and cast your vote there; or

     (2.) You can vote by signing and returning the enclosed proxy card. If you do so, the individuals named on the card will vote your shares in the manner you indicate.

     Each share of common stock you own entitles you to one vote. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections appointed for that purpose.

Giving Your Proxy to Someone Other than Individuals Designated on the Card
--------------------------------------------------------------------------

     If you want to give your proxy to someone other than individuals noted on the proxy card:

     (1.) Cross out the names of those individuals and insert the name of the individual you are authorizing to vote; or

     (2.) Provide a written authorization to the individual you are authorizing to vote along with your proxy card.

The Quorum Requirement
----------------------

     A quorum of stockholders is necessary to hold a valid meeting. If at least a majority of the Company's stockholders are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because he does not have the authority to do so.

Vote Necessary for Action
-------------------------

     Directors are elected by a plurality vote of shares present at the meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor. Other action is by an affirmative vote of the majority of the shares present at the meeting. Abstentions and non-votes have the effect of a no vote on matters other than director elections.

Revocability of Proxy
---------------------

     If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in one of three ways:

     (1.) You may send in another proxy with a later date.

     (2.) You may notify the  Company's  Secretary in writing  before the Annual
          Meeting that you have revoked your proxy.

     (3.) You may vote in person at the Annual Meeting.

     If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on January 19, 2001, the record date for voting.

Matters Raised at the Meeting not Included in this Statement
------------------------------------------------------------

     We do not know of any matters to be acted upon at the meeting other than those discussed in this statement. If any other matter is presented, proxy holders will vote on the matter in their discretion.



                THE DIXON TICONDEROGA COMPANY BOARD OF DIRECTORS
                             AND EXECUTIVE OFFICERS

Structure
---------


     Our Board of Directors consists of nine seats which are divided into three classes for purposes of election. One class is elected at each annual meeting of stockholders to serve for a three-year term.

     At the 2001 Annual Meeting, the terms of three directors are expiring. Under the Company's Bylaws, the Board of Directors may fill vacancies in Board seats. Proxies cannot be voted for a greater number of persons than the number of nominees named. Those directors nominated for election at this annual meeting would hold office for a three-year term expiring in 2004. Other directors are not up for election this year and will continue in office for the remainder of their terms.

     If a nominee is unavailable for election, proxy holders will vote for another nominee proposed by the Board or, as an alternative, the Board may reduce the number of directors to be elected at the meeting.

Directors Nominated This Year for Terms Expiring in 2004
--------------------------------------------------------

     GINO N. PALA, 72, Chairman of the Board of Directors and Co-Chief Executive Officer of the Company since 1999; prior thereto, Chairman, President and Chief Executive Officer of the Company since 1989. Mr. Pala has been a director of the Company since 1978. Mr. Pala is the father-in-law of Mr. Joyce.

     RICHARD F. JOYCE, 45, Vice Chairman of the Board of Directors, President and Co-Chief Executive Officer of the Company since 1999; prior thereto, Vice Chairman, President and Chief Operating Officer of the Company's Consumer Group and Chief Legal Executive since 1996. Mr. Joyce has been a director of the Company since 1982. Mr. Joyce is the son-in-law of Mr. Pala.

     JOHN RITENOUR, 49 Chief Executive Officer, Insurance Office of America (insurance agency) since 1989. Mr. Ritenour was appointed to fill a vacant seat on the Board in 1999.

     Your Board of Directors recommends a vote FOR these nominees.

Directors up for Election in 2002
---------------------------------

     HARVEY L. MASSEY, 59, President and Chief Executive Officer of Massey Services, Inc. (pest control industry) since 1985. Mr. Massey has been a director of the Company since 1999.

     PHILIP M. SHASTEEN, 51, attorney, stockholder and member of the Board of Directors of Johnson, Blakely, Pope, Bokor, Ruppel & Burns, P.A. (law firm) since 1992. Mr. Shasteen has been a director of the Company since 1986. Mr. Shasteen is also a director of Casco International, Inc.

     RICHARD A. ASTA, 44, Executive Vice President of Finance and Chief Financial Officer of the Company since 1991. Mr. Asta was appointed to fill a vacant seat on the Board in 1999.

Directors up for Election in 2003
---------------------------------

     BEN BERZIN, JR., 52, Senior Vice President, PNC Bank, N.A. (commercial bank) since 1990. Mr. Berzin has been a director of the Company since 1994.

     KENT KRAMER, 56, Chief Executive Officer of Professional Sports Marketing, Inc. (sports marketing) since 1992. Mr. Kramer has been a director of the Company since 1997.

     DIEGO CESPEDES CREIXELL, 42, President, Grupo Dixon S.A. de C.V., since 1996. Mr. Cespedes was appointed to fill a vacant seat on the Board in 2000.


Board Meetings and Committees
-----------------------------


     The Company's fiscal year runs from October 1 through September 30. In the 2000 fiscal year, our full Board met six times. In addition to meetings of the full Board, directors attended meetings of individual Board committees and often considered issues separate from these meetings. During the 2000 fiscal year, no director attended fewer than 75% of the Board and Committee meetings.

     Our Board has two standing committees.

     The Audit Committee performs certain functions and has responsibilities as set forth in the report below. Present members of the Committee are Messrs. Ben Berzin, Jr. (Chairman), Kent Kramer and Harvey L. Massey, all independent members of the Board. During fiscal 2000, the Committee held four meetings.

                             AUDIT COMMITTEE REPORT

     The following report has been submitted by the audit committee of the Board.

     The primary function of the audit committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: the financial information that will be provided to the stockholders and others; the systems of internal controls that management and the Board have established; and all audit processes.

     The general responsibilities of the audit committee include: providing open avenues of communication between the independent accountants and the Board; reporting significant audit committee actions to the full Board and making appropriate recommendations to the Board; and conducting or authorizing investigations into matters within the audit committee's scope of responsibility including retaining independent counsel, accountants, or others as necessary to assist in an investigation. The audit committee has adopted a charter that outlines these responsibilities and is set forth as Appendix I to this proxy statement.

     During fiscal year 2000, the audit committee has received disclosure from PricewaterhouseCoopers LLP, our independent accountants regarding its relationships with the company and any other matters required to be discussed with the audit committee. The audit committee has discussed the audited financial statements for fiscal year 2000 with the independent accountants and with management.

     Based upon the review and discussions, the audit committee recommended to the Board that the company's audited financial statements for the fiscal year ended September 30, 2000 be included in the company's Annual Report on Form 10-K.

     The foregoing has been approved by all members of the audit committee.

                              Ben Berzin (Chairman)
                                   Kent Kramer
                                Harvey L. Massey

     The Compensation Committee reviews the Company's compensation practices and approves its compensation programs and plans. Present members of the Committee are Messrs. John Ritenour (Chairman) and Philip M. Shasteen. During fiscal 2000, the Committee held two meetings.

     The Board does not have a nominating committee.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

     No Compensation Committee members are or have been officers or employees of the Company and none had interlocking relationships with any other entities, including any of the type that would be required to be disclosed in this Proxy Statement.

Director Compensation
---------------------

     Of our current Board members, Messrs. Pala, Joyce, Asta and Cespedes are salaried employees of the Company. Board members whom are not salaried employees of Dixon Ticonderoga Company receive separate compensation for Board service. That compensation includes:

            Annual Retainer:        $7,500

            Attendance Fees:        $400 for each Board meeting;
                                    $450 for each Board Committee meeting;
                                    Expenses related to attendance

            Stock Options:          In  1999,  each  non-employee  Director  was
                                    granted an option to purchase 5,000 shares of Company common stock which vest over a period of up to two years and which are exercisable at the closing stock price on the day of grant.

     Salaried employee Board members receive attendance fees of $350 for each Board meeting.

Executive Officers
------------------

     In addition to Messrs. Pala, Joyce, Asta and Cespedes, the following persons are executive officers of the Company:

     LEONARD D. DAHLBERG, JR., 50, Executive Vice President of Operations since August 2000; prior thereto Executive Vice President of Procurement since 1999; prior thereto Executive Vice President, Industrial Group from 1996 until 1999; prior thereto Executive Vice President of Manufacturing/Consumer Products
Division from 1995 until 1996; prior thereto Senior Vice President of Manufacturing from 1993 until 1995.

     JOHN ADORNETTO, 59, Vice President and Corporate Controller since 1991.

Employment Agreements
---------------------

      The Company has an employment agreement with Mr. Pala which has a rolling one-year term until the Company or Mr. Pala terminates it. As of December 31, 2000, Mr. Pala is to receive base salary at a rate of not less than $278,800 per annum, subject to increase from time to time in accordance with normal business practices of the Company and, if so increased, the salary may not be decreased. Under the agreement, Mr. Pala is also entitled to participate in other compensation programs and other benefits of the Company.

      The Company may terminate Mr. Pala's employment for cause (as defined in the Agreement), in which case the Company will pay Mr. Pala his full salary through the date of termination. If the Company terminates the agreement other than for cause or other than for Mr. Pala's disability, or if Mr. Pala terminates the agreement for good reason (as defined in the agreement), Mr. Pala will:

     (1.) Continue to receive his full salary through the date of termination;

     (2.) Receive an amount equal to the product of (i) his annual salary, multiplied by (ii) the greater of the number of years remaining in the term of employment under the agreement or the number two, such payment to be made (a) if resulting from a termination based on a change of control of the Company, in a lump sum on or before the fifth day following the date of termination, or (b) if resulting from any other cause, in substantially equal semi-monthly installments; and

     (3.) Receive a bonus in an amount determined by multiplying his base salary by a percentage that is the average percentage of base salary that was paid (or payable) to him as a bonus under any Company bonus plan or arrangement, for the three full fiscal years of the Company immediately preceding the termination.

     The Company has entered into employment agreements with Mr. Joyce and Mr. Asta which are similar in their terms to the agreement the Company entered into with Mr. Pala, except that Mr. Joyce's and Mr. Asta's minimum salaries as of December 31, 2000, are $217,118 and $188,798 per annum, respectively.

Certain Transactions
--------------------


      The Company has loans outstanding to Messrs. Pala, Joyce and Asta in the principal amounts of $204,000, $127,000, and $125,000, respectively. The proceeds of the loans were used by the borrowers to purchase common stock from the Company at the time that they exercised stock options. At the time the shares of common stock are sold, the loans must be repaid. Interest on a portion of the loans accrues at the rate of 8% per annum.

                         DIXON TICONDEROGA COMPANY STOCK
                         OWNED BY OFFICERS AND DIRECTORS
                            (As of December 31, 2000)

     The following table shows, as of December 31, 2000, the Dixon Ticonderoga Company common stock owned beneficially by the directors, nominees for directors and executive officers of the Company.

-------------------------------------------------------------------------------
                                           Amount and Nature
                                             of Beneficial      Percentage of
Name of Beneficial Owner                       Ownership      Voting Securities
-------------------------------------------------------------------------------

Gino N. Pala                                      959,045(1)            29.8%
Richard F. Joyce                                  117,935(2)             3.6%
Richard A. Asta                                    99,145(3)             3.1%
Diego Cespedes Creixell                            18,750(4)             *
Philip M. Shasteen                                 21,269(5)             *
Ben Berzin, Jr.                                    19,500(5)             *
Kent Kramer                                        16,700(5)             *
Harvey L. Massey                                  102,500(6)             3.2%
John Ritenour                                      12,500(6)             *
Leonard D. Dahlberg, Jr.                           29,094(7)             *
John Adornetto                                     25,605(8)             *
All directors and executive officers as a group 1,437,628(9)            42.0%

* Indicates ownership is less than 1%.
(1)Includes 503,470 shares owned by him over which he has sole voting and investment power and 408,575 shares over which he has sole voting and shared investment power only. In addition, includes an option to purchase 47,000 shares that can be exercised within the next sixty days.
(2)Includes options to purchase 80,000 shares that can be exercised within the next sixty days. Does not include an irrevocable trust having 97,420 shares for which Deborah Joyce (daughter of Gino N. Pala and spouse of Richard F. Joyce) acts as Trustee.
(3)Includes options to purchase 41,000 shares that can be exercised within the next sixty days.
(4)Includes options to purchase 18,750 shares that can be exercised within the next sixty days.
(5)Includes options to purchase 5,000 shares that can be exercised within the next sixty days.
(6)Includes options to purchase 2,500 shares that can be exercised within the next sixty days.
(7)Includes options to purchase 21,000 shares that can be exercised within the next sixty days.
(8)Includes options to purchase 17,000 shares that can be exercised within the next sixty days.
(9)Includes options to purchase 252,250 shares that can be exercised within the next sixty days.
-------------------------------------------------------------------------------

                    PERSONS OWNING MORE THAN FIVE PERCENT OF
                         DIXON TICONDEROGA COMPANY STOCK
                            (As of December 31, 2000)



     The following table shows, as of December 31, 2000, all persons we know to be "beneficial owners" of more than 5% of Dixon Ticonderoga Company common stock.(1)



-------------------------------------------------------------------------------------------
                                    Voting         Dispositive
                                   Authority        Authority     Total Amount
                                   ---------        ---------     Of Beneficial     Percent
Name and Address                 Sole    Shared   Sole    Shared    Ownership      Of Class
-------------------------------------------------------------------------------------------


Gino N. Pala                    959,045    -0-    550,470  408,575    959,045         29.8%
c/o Dixon Ticonderoga Company
195 International Parkway
Heathrow, FL  32746


(1) "Beneficial Ownership" is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. So, for example, you "beneficially own" Company stock not only if you hold it directly, but also if you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote the stock, or to sell it, or you have the right to acquire it within 60 days.



     In 2000, Hollybank Investments, LP and an affiliate disposed of 558,100 shares, of which 329,100 shares were purchased by executive officers and directors of the Company.

                                PERFORMANCE GRAPH



     The graph below compares the five-year total return to stockholders for Company common stock with the comparable return of the two indexes listed. The graph assumes that you invested $100 in Company common stock and in each of the indexes on December 31, 1995. Points on the graph represent the performance as of the last business day of the years indicated.



              Comparison of Five Year Cumulative Total Stockholder
       Return Among Dixon Ticonderoga Company, Russell 2000 and Peer Group


                                [OBJECT OMITTED]



--------------------------------------------------------------------------------
December 31,                            1995    1996   1997   1998  1999   2000
--------------------------------------------------------------------------------
Dixon Ticonderoga Company                100      98    166     119   105    60
Russell 2000                             100     113    151     122   145   162
Peer Group                               100      72     55      38    22    22
--------------------------------------------------------------------------------

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Committee operates under the guidelines established by the Company's previously adopted Management Incentive Program ("MIP"). Factors which are considered under the MIP guidelines include: corporate performance, business unit performance and personal performance. The corporate performance rating is largely based upon a metric which measures creation of value for Company stockholders. The business unit ratings are based primarily on a similar metric, profit performance, and budgetary success. The personal performance can include such factors as meeting set strategic planning goals and certain other key performance metrics.

     Under the MIP, incentive awards are made annually to key management employees as determined by top corporate management and approved by the Committee. Awards may include both cash and stock incentives. The objectives of the MIP are to motivate and reward the accomplishment of corporate and business unit annual objectives, reinforce a strong performance orientation and provide a fully competitive compensation package which will attract, reward and retain individuals of the highest quality. As a pay-for-performance plan, year-end cash bonus awards are paid only upon the achievement of performance objectives established for the fiscal year. Appropriate performance objectives are established for each fiscal year in support of the Company's annual strategic plan. Stock options may also be granted to key employees as part of the Company's incentive program. During fiscal 2000, no stock options were granted to executive officers of the Company.

     The Committee meets annually to evaluate the Chairman and Co-Chief Executive Officer's performance. Although the Company's operating performance was not on plan in 2000, the Committee rated highly the Chairman's role in accomplishing certain specific strategic objectives (for example, consolidation initiatives and the disposal of certain Industrial Group assets) and his leadership in restructuring and cost reduction efforts. His salary was not increased in 2000. He received a bonus of $7,000 under the Management Incentive Program described above. The Committee also approved a bonus of $7,000 for the President and Co-Chief Executive Officer, reflecting his participation in the initiatives discussed above.

     The  foregoing  report is  submitted  by the  members  of the  Compensation
Committee:

                            John Ritenour (Chairman)
                               Philip M. Shasteen

                          EXECUTIVE COMPENSATION TABLES



     The following tables show salaries and bonuses paid during the last three fiscal years and aggregate options exercised in 2000 for the Chairman and Co-Chief Executive Officer and the Company's other executive officers. No options were granted to executive officers in fiscal 1998, 1999 or 2000.


--------------------------------------------------------------------------------
                           Summary Compensation Table
                           --------------------------
                                                                     Long-Term
                        .........Annual.....Compensation.........  Compensation
                                                                      Awards
-------------------------------------------------------------------------------
                                                       Other        Securities
      Name and                                         Annual       Underlying
Principal Position        Year   Salary     Bonus   Compensation(1) Options (#)
-------------------------------------------------------------------------------
Gino N. Pala               2000  $278,800  $  7,000   $ 52,179         -0-
  Chairman and Co-Chief    1999  $253,800  $127,538   $ 76,768         -0-
  Executive Officer        1998  $235,585  $ 44,148   $ 79,471         -0-

-------------------------------------------------------------------------------

Richard F. Joyce           2000  $217,118  $  7,000   $ 30,779         -0-
  President and Co-Chief   1999  $158,600  $  2,538   $ 39,786         -0-
  Executive Officer        1998  $157,855  $ 25,738   $ 51,716         -0-
-------------------------------------------------------------------------------

Richard A. Asta            2000  $188,798  $  9,562   $ 33,861         -0-
  Executive Vice President 1999  $155,590  $ 52,538   $ 53,623         -0-
  of Finance and Chief     1998  $154,872  $ 19,414   $ 41,596         -0-
  Financial Officer
-------------------------------------------------------------------------------

Diego Cespedes Creixell    2000  $133,530  $  5,459   $129,678         -0-
  President, Grupo Dixon   1999  $125,971  $ 17,741   $ 61,764         -0-
  S.A. de C.V.             1998  $119,520  $ 29,302   $ 42,794         -0-

-------------------------------------------------------------------------------

Leonard D. Dahlberg, Jr.   2000  $117,800  $  4,712   $ 14,650         -0-
  Executive Vice President 1999  $113,300  $ 14,532   $ 13,284         -0-
  of Operations            1998  $112,475  $  4,829   $ 19,379         -0-
-------------------------------------------------------------------------------

John Adornetto             2000  $117,600  $  7,056   $  8,233         -0-
  Vice President and       1999  $111,446  $  2,251   $  9,258         -0-
  Corporate Controller     1998  $110,587  $ 13,870   $ 15,047         -0-
-------------------------------------------------------------------------------



(1)The totals in this column reflect the aggregate value of the Company contributions under a modified 401(k) Thrift Plan, 401(k) Mirror Plan, gain from the exercise of stock options and subsidiary stock bonus plan, directors fees and perquisites (including personal and non-plan benefits).

                     Aggregated Option Exercises in 2000 and
                           2000 Year-End Option Values

                                                Number of Securities      Value of Unexercised
                                              Underlying  Unexercised     In-the-Money Options
                        Shares                  Options at Year-End          at Year-End(1)
                       Acquired    Value      -------------------------  -------------------------
Name                  on Exercise  Realized   Exercisable Unexercisable  Exercisable Unexercisable
--------------------------------------------------------------------------------------------------

Gino N. Pala              -0-        -0-        47,000         -0-           -0-         -0-
Richard F. Joyce          -0-        -0-        80,000         -0-           -0-         -0-
Richard  A. Asta          -0-        -0-        41,000         -0-           -0-         -0-
Diego Cespedes Creixell   -0-        -0-        18,750         -0-           -0-         -0-
Leonard D. Dahlberg, Jr.  -0-        -0-        21,000         -0-           -0-         -0-
John  Adornetto           -0-        -0-        17,000         -0-           -0-         -0-

--------------------------------------------------------------------------------------------------

(1)Calculated on the basis of the fair market value of the underlying common stock at year-end minus the exercise price. "In-the-money" stock options are options for which the exercise price is less than the market price of the underlying common stock on a particular date. None of the stock options summarized above were in-the-money options at the end of 2000.


                                  OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

      Based solely upon a review of our records, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

Stockholder Proposals for the 2001 Annual Meeting
-------------------------------------------------

      If you want to submit proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for possible inclusion in the Company's 2002 Proxy Statement, you must do so on or before September 20, 2001. Notice to the Company of a stockholder proposal submitted other than pursuant to Rule 14a-8 will be considered untimely, and you may not bring it before the 2002 Annual Meeting, if we receive it after December 25, 2001.

Solicitation
------------

      The Company is soliciting this proxy at its expense on behalf of its Board of Directors. This solicitation is being made by mail but also may be made by telephone or in person.

Stockholder List
----------------

      A stockholder list will be available for your examination during normal business hours at the Company's executive offices at 195 International Parkway, Heathrow, FL 32746, at least ten days prior to the annual meeting.

Independent Public Accountants
------------------------------

      Based on a recommendation from the Company's Audit Committee, the Board of Directors of the Company has selected PricewaterhouseCoopers to serve as the Company's auditor for the 2001 fiscal year. Representatives of PricewaterhouseCoopers will be in attendance at the Annual Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from the stockholders.

                                                                      Appendix I




                            DIXON TICONDEROGA COMPANY

                             Audit Committee Charter
                                  January 1999

One committee of the Board of directors will be known as the audit committee. Only independent directors will serve on the audit committee. An independent director is free of any relationship that could influence his or her judgment as a committee member. An independent director may not be associated with a major vendor to, or customer of, the company. When there is some doubt about independence, as when a member of the committee has a short-term consulting contract with a major customer, the director should recuse himself from any decisions that might be influenced by that relationship.

The primary function of the audit committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the stockholders and others, the systems of internal controls management and the Board of directors have established and all audit processes.

General responsibilities
------------------------

1.       The audit committee  provides open avenues of  communication  among the
         internal  auditors,   and  independent  accountant  and  the  Board  of
         directors.

2. The audit committee must report committee actions to the full Board of directors and may make appropriate recommendations.

3.       The  audit   committee   has  the  power  to   conduct   or   authorize
         investigations into matters within the committee's scope of responsibilities. The committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The committee will meet at least three times each year, more frequently if circumstances make that preferable. The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she is not independent. The committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

5. The committee will do whatever else the law, the company's charters or bylaws or the Board of directors require.

Responsibilities  for  engaging  independent   accountants  and  appointing  the
--------------------------------------------------------------------------------
internal auditor
----------------

1. The audit committee will approve the independent accountants for company audits. The audit committee also will review fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The audit committee will review and have veto power over the appointment, replacement, reassignment or dismissal of the director of internal audit, if applicable. Internal audit activities may be performed by outside parties where approved by the audit committee.

3. The audit committee will confirm and assure the independence of the internal auditor and the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

4. The audit committee will consider, in consultation with the independent accountant and the director of internal audit, the audit scope and procedural plans made by the internal auditors and the independent accountant.

5. The audit committee will make sure that the director of internal audit and the independent accountant coordinate the internal and external audits. The purpose of coordinating these efforts is to assure completeness of coverage, reduce redundancy and use audit resources effectively.

Responsibilities  for reviewing  internal audits,  the annual external audit and
--------------------------------------------------------------------------------
the review of annual financial statements
-----------------------------------------

1. The audit committee will ascertain that the independent accountant views the Board of directors as its client, that it will be available to the full Board of directors at least annually and that it will provide the committee with a timely analysis of significant financial reporting issues.

2. The audit committee will ask management, the director of internal audit and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The audit committee will review the following with the independent accountant and the director of internal audit:

         a. The  adequacy  of  the   company's   internal   controls,  including
            computerized information system controls and security.

         b. Any significant findings and recommendations made by the independent accountant or internal audit, together with management's responses to them.

4. Shortly after the annual examination is completed, the audit committee will review the following with the management and the independent accountant:

         a. The company's annual financial statement and related footnotes.

         b. The independent accountant's audit of and report on the financial statements.

         c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

         d. Any serious difficulties or disputes with management encountered during the course of the audit.

         e. Anything else about the audit procedures or findings that GAAS requires the auditors to discuss with the committee.

5. The audit committee will consider and review with management and the director of internal audit:

         a. Any significant findings during the year and management's responses to them.

         b. Any difficulties internal audit encountered while conducting audits, including any restrictions on the scope of their work or access to required information.

         c. Any changes to the planned scope of management's internal audit plan that the committee thinks advisable.

         d. The internal audit department's budget and staffing.

         e. The internal audit department's charter.

         f. Whether  the  internal  audit   department  has  complied  with  the
            Institute of Internal Auditing's Standards for the Professional Practice of Internal Auditing.

6. The audit committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filing is consistent with the information in the financial statements.

Periodic responsibilities
-------------------------

1.       Review and update the committee's charter annually.

2. Review policies and procedures covering officer's expense accounts and perquisites, including their use of corporate assets.

3. Review, with the director of internal audit and the independent accountant, the results of their examination of compliance with the company's code of conduct.

4.       Review legal and regulatory  matters that may have a material effect on
         the  organization's  financial  statements,   compliance  policies  and
         programs and reports from regulators.

5. Meet with the director of internal audit, the independent accountant and management in separate executive sessions to discuss any matters the committee or these groups believe should be discussed privately with the audit committee.